UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
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☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

NUVEEN CALIFORNIA MUNICIPAL VALUE FUND, INC. (NCA)

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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333 West Wacker Drive
Chicago, Illinois 60606
(800) 257-8787
Notice of Annual Meeting
of Shareholders
December 18, 2007

November 16, 2007

Nuveen California Investment Quality Municipal Fund, Inc. (NQC)
Nuveen California Municipal Market Opportunity Fund, Inc. (NCO)
Nuveen California Municipal Value Fund, Inc. (NCA)
Nuveen California Performance Plus Municipal Fund, Inc. (NCP)
Nuveen California Quality Income Municipal Fund, Inc. (NUC)
Nuveen California Select Quality Municipal Fund, Inc. (NVC)
Nuveen Insured California Premium Income Municipal Fund, Inc. (NPC)
Nuveen Insured California Premium Income Municipal Fund 2, Inc. (NCL)
Nuveen California Dividend Advantage Municipal Fund (NAC)
Nuveen California Dividend Advantage Municipal Fund 2 (NVX)
Nuveen California Dividend Advantage Municipal Fund 3 (NZH)
Nuveen California Premium Income Municipal Fund (NCU)
Nuveen Insured California Dividend Advantage Municipal Fund (NKL)
Nuveen Insured California Tax-Free Advantage Municipal Fund (NKX)

To the Shareholders of the Above Funds:

Notice is hereby given that an Annual Meeting of Shareholders (the “Meeting”) of Nuveen California Investment Quality Municipal Fund, Inc., Nuveen California Municipal Market Opportunity Fund, Inc., Nuveen California Municipal Value Fund, Inc. (“California Value”), Nuveen California Performance Plus Municipal Fund, Inc., Nuveen California Quality Income Municipal Fund, Inc., Nuveen California Select Quality Municipal Fund, Inc., Nuveen Insured California Premium Income Municipal Fund, Inc., Nuveen Insured California Premium Income Municipal Fund 2, Inc., each a Minnesota corporation (collectively, the “Minnesota Corporations”), Nuveen California Dividend Advantage Municipal Fund, Nuveen California Dividend Advantage Municipal Fund 2, Nuveen California Dividend Advantage Municipal Fund 3, Nuveen California Premium Income Municipal Fund, Nuveen Insured California Dividend Advantage Municipal Fund, Nuveen Insured California Tax-Free Advantage Municipal Fund, each a Massachusetts business trust (collectively, the “Massachusetts Business Trusts”) (the Minnesota Corporations and the Massachusetts Business Trusts are each a “Fund,” and collectively, the “Funds”), will be held in the 31st floor conference room of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606, on Tuesday,

December 18, 2007, at 10:00 a.m., Central time, for the following purposes and to transact such other business, if any, as may properly come before the Meeting:

Matters to Be Voted on by Shareholders:

1.	To elect Members to the Board of Directors/Trustees (each a “Board” and each Director or Trustee a “Board Member”) of each Fund as outlined below:

a.	For each Minnesota Corporation listed above, except California Value, to elect eight (8) Board Members:

i)	six (6) Board Members to be elected by the holders of Common Shares and Municipal Auction Rate Cumulative Preferred Shares (“Preferred Shares”), voting together as a single class; and

ii)	two (2) Board Members to be elected by the holders of Preferred Shares only, voting separately as a single class.

b.	For California Value, to elect three (3) Board Members.

c.	For each Massachusetts Business Trust, to elect four (4) Board Members:

i)	two (2) Board Members to be elected for a three-year term by the holders of Common Shares and Preferred Shares for each Fund, voting together as a single class; and

ii)	two (2) Board Members to be elected for a one-year term by the holders of Preferred Shares only, voting separately as a single class.

2.	To transact such other business as may properly come before the Meeting.

Shareholders of record at the close of business on October 19, 2007 are entitled to notice of and to vote at the Meeting.

All shareholders are cordially invited to attend the Meeting. In order to avoid delay and additional expense, and to assure that your shares are represented, please vote as promptly as possible, regardless of whether or not you plan to attend the Meeting. You may vote by mail, telephone or over the Internet. To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States. To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide. To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

Kevin J. McCarthy
Vice President and Secretary

333 West Wacker Drive
Chicago, Illinois 60606
(800) 257-8787
Joint Proxy Statement

November 16, 2007

Nuveen California Investment Quality Municipal Fund, Inc. (NQC)
Nuveen California Municipal Market Opportunity Fund, Inc. (NCO)
Nuveen California Municipal Value Fund, Inc. (NCA)
Nuveen California Performance Plus Municipal Fund, Inc. (NCP)
Nuveen California Quality Income Municipal Fund, Inc. (NUC)
Nuveen California Select Quality Municipal Fund, Inc. (NVC)
Nuveen Insured California Premium Income Municipal Fund, Inc. (NPC)
Nuveen Insured California Premium Income Municipal Fund 2, Inc. (NCL)
Nuveen California Dividend Advantage Municipal Fund (NAC)
Nuveen California Dividend Advantage Municipal Fund 2 (NVX)
Nuveen California Dividend Advantage Municipal Fund 3 (NZH)
Nuveen California Premium Income Municipal Fund (NCU)
Nuveen Insured California Dividend Advantage Municipal Fund (NKL)
Nuveen Insured California Tax-Free Advantage Municipal Fund (NKX)

This Joint Proxy Statement is first being mailed to shareholders on or about November 16, 2007.

General Information

This Joint Proxy Statement is furnished in connection with the solicitation by the Board of Directors or Trustees (each a “Board” and collectively, the “Boards,” and each Director or Trustee a “Board Member” and collectively, the “Board Members”) of Nuveen California Investment Quality Municipal Fund, Inc. (“California Investment Quality”), Nuveen California Municipal Market Opportunity Fund, Inc. (“California Market Opportunity”), Nuveen California Municipal Value Fund, Inc. (“California Value”), Nuveen California Performance Plus Municipal Fund, Inc. (“California Performance Plus”), Nuveen California Quality Income Municipal Fund, Inc. (“California Quality Income”), Nuveen California Select Quality Municipal Fund, Inc. (“California Select Quality”), Nuveen Insured California Premium Income Municipal Fund, Inc. (“Insured California Premium Income”), Nuveen Insured California Premium Income Municipal Fund 2, Inc. (“Insured California Premium Income 2”), each a Minnesota corporation (collectively, the “Minnesota Corporations”), Nuveen California Dividend Advantage Municipal Fund (“California Dividend Advantage”), Nuveen California Dividend Advantage Municipal Fund 2 (“California Dividend Advantage 2”), Nuveen California Dividend Advantage Municipal Fund 3 (“California Dividend Advantage 3”), Nuveen California Premium Income Municipal Fund (“California Premium Income”), Nuveen Insured California Dividend Advantage Municipal Fund (“Insured California Dividend Advantage”), Nuveen Insured California Tax-Free Advantage Municipal Fund (“Insured California Tax-Free Advantage”), each a Massachusetts business trust (collectively, the “Massachusetts Business Trusts”) (the Minnesota

Corporations and the Massachusetts Business Trusts are each a “Fund” and collectively the “Funds”), of proxies to be voted at an Annual Meeting of Shareholders to be held in the 31st floor conference room of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606, on Tuesday, December 18, 2007, at 10:00 a.m., Central time, (for each Fund, a “Meeting” and collectively, the “Meetings”), and at any and all adjournments thereof.

On the matters coming before each Meeting as to which a choice has been specified by shareholders on the proxy, the shares will be voted accordingly. If a properly executed proxy is returned and no choice is specified, the shares will be voted FOR the election of the nominees as listed in this Joint Proxy Statement. Shareholders who execute proxies may revoke them at any time before they are voted by filing with that Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person. Merely attending the Meeting, however, will not revoke any previously submitted proxy.

The Board of each Fund has determined that the use of this Joint Proxy Statement for each Meeting is in the best interest of each Fund and its shareholders in light of the similar matters being considered and voted on by the shareholders.

The following table indicates which shareholders are solicited with respect to each matter:

Matter		Common Shares	Preferred Shares(1)

1a(i).	For each Minnesota Corporation (except California Value), election of six (6) Board Members by all shareholders	X	X

a(ii).	For each Minnesota Corporation (except California Value), election of two (2) Board Members by Preferred Shares only		X

b.	Election of three (3) Board Members for California Value by all shareholders	X	N/A

c(i).	For each Massachusetts Business Trust, election of two (2) Board Members for a three-year term by all shareholders	X	X

c(ii).	For each Massachusetts Business Trust, election of two (2) Board Members for a one-year term by Preferred Shares only		X

(1)	Municipal Auction Rate Cumulative Preferred Shares for each Fund are referred to as “Preferred Shares.”

A quorum of shareholders is required to take action at each Meeting. A majority of the shares entitled to vote at each Meeting, represented in person or by proxy, will constitute a quorum of shareholders at that Meeting, except that for the election of the two Board Member nominees to be elected by holders of Preferred Shares of each Fund (which is not applicable to California Value), 33 1/3% of the Preferred Shares entitled to vote and represented in person or by proxy will constitute a quorum. Votes cast by proxy or in person at each Meeting will be tabulated by the inspectors of election appointed for that Meeting. The inspectors of election will determine whether or not a quorum is present at the Meeting. The inspectors of election will treat abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

For each Fund, the affirmative vote of a plurality of the shares present and entitled to vote at the Meeting will be required to elect the Board Members of that Fund. For purposes of determining the approval of the proposal to elect nominees, abstentions and broker non-votes will have no effect on the election of Board Members.

Preferred Shares held in “street name” as to which voting instructions have not been received from the beneficial owners or persons entitled to vote as of one business day before the Meeting, or, if adjourned, one business day before the day to which the Meeting is adjourned, and that would otherwise be treated as “broker non-votes” may, pursuant to Rule 452 of the New York Stock Exchange, be voted by the broker on the proposal in the same proportion as the votes cast by all Preferred shareholders as a class who have voted on the proposal or in the same proportion as the votes cast by all Preferred shareholders of the Fund who have voted on that item. Rule 452 permits proportionate voting of Preferred Shares with respect to a particular item if, among other things, (i) a minimum of 30% of the Preferred Shares or shares of a series of Preferred Shares outstanding has been voted by the holders of such shares with respect to such item and (ii) less than 10% of the Preferred Shares or shares of a series of Preferred Shares outstanding has been voted by the holders of such shares against such item. For the purpose of meeting the 30% test, abstentions will be treated as shares “voted” and for the purpose of meeting the 10% test, abstentions will not be treated as shares “voted” against the item.

Those persons who were shareholders of record at the close of business on October 19, 2007 (the “Record Date”), will be entitled to one vote for each share held and a proportionate fractional vote for each fractional share held. As of the Record Date, the shares of the Funds were issued and outstanding as follows:

Fund	Ticker Symbol*	Common Shares	Preferred Shares

California Investment Quality	NQC	13,580,232	Series M	3,600
			Series W	880

California Market Opportunity	NCO	8,168,248	Series W	2,200
			Series F	520

California Value	NCA	25,241,808	N/A

California Performance Plus	NCP	12,965,742	Series T	1,800
			Series W	640
			Series F	1,800

California Quality Income	NUC	22,020,089	Series M	1,400
			Series W	3,000
			Series F	3,000

California Select Quality	NVC	23,129,869	Series T	2,400
			Series W	1,680
			Series TH	3,600

Insured California Premium Income	NPC	6,459,831	Series T	1,800

Insured California Premium Income 2	NCL	12,716,369	Series T	1,900
			Series TH	1,900

California Dividend Advantage	NAC	23,480,253	Series TH	3,500
			Series F	3,500

Fund	Ticker Symbol*	Common Shares	Preferred Shares

California Dividend Advantage 2	NVX	14,797,422	Series M	2,200
			Series F	2,200

California Dividend Advantage 3	NZH	24,132,334	Series M	3,740
			Series TH	3,740

California Premium Income	NCU	5,775,188	Series M	1,720

Insured California Dividend Advantage	NKL	15,286,005	Series T	2,360
			Series F	2,360

Insured California Tax-Free Advantage	NKX	5,885,441	Series TH	1,800

*	The common shares of all of the Funds are listed on the New York Stock Exchange, except NVX, NZH, NCU, NKL and NKX, which are listed on the American Stock Exchange.

Election of Board Members

Minnesota Corporations

At the Meeting of each Minnesota Corporation, Board Members are to be elected to serve until the next annual meeting or until their successors shall have been duly elected and qualified. Under the terms of each Minnesota Corporation’s organizational documents (except California Value), under normal circumstances, holders of Preferred Shares are entitled to elect two (2) Board Members, and the remaining Board Members are to be elected by holders of Common Shares and Preferred Shares, voting together as a single class. Pursuant to the organizational documents of California Value (which has not issued Preferred Shares), the Board is divided into three classes, with each class being elected to serve until the third succeeding annual meeting subsequent to their election or thereafter in each case when their respective successors are duly elected and qualified. For California Value, three (3) Board Members are nominated to be elected at this meeting.

a.	For each Minnesota Corporation, except California Value:

(i)	six (6) Board Members are to be elected by holders of Common Shares and Preferred Shares, voting together as a single class. Board Members Bremner, Evans, Hunter, Kundert, Stockdale and Stone are nominees for election by all shareholders.

(ii)	two (2) Board Members are to be elected by holders of Preferred Shares, each series voting together as a single class. Board Members Schneider and Schwertfeger are nominees for election by holders of Preferred Shares.

b.	For California Value: The Board of California Value has designated Board Members Schwertfeger, Stockdale and Stone as Class I Board Members, and as nominees for Board Members for a term expiring at the annual meeting of shareholders in 2010 or until their successors have been duly elected and qualified. The remaining Board Members Bremner, Evans, Schneider, Hunter and Kundert are current and continuing Board Members. The Board of California Value has designated Board Members Hunter and Kundert as continuing Class II Board Members for terms expiring in 2008 and has designated Board Members Bremner, Evans and Schneider as Class III Board Members for terms expiring in 2009.

Massachusetts Business Trusts

Pursuant to the organizational documents of each Massachusetts Business Trust, each Board is divided into three classes, Class I, Class II and Class III, to be elected by the holders of the outstanding Common Shares and any outstanding Preferred Shares, voting together as a single class to serve until the third succeeding annual meeting subsequent to their election or thereafter, in each case until their successors have been duly elected and qualified. For each Massachusetts Business Trust, under normal circumstances, holders of Preferred Shares are entitled to elect two (2) Board Members. The Board Members elected by holders of Preferred Shares will be elected to serve until the next annual meeting or until their successors shall have been duly elected and qualified.

c.	For each Massachusetts Business Trust:

(i)	two (2) Board Members are to be elected by holders of Common Shares and Preferred Shares, voting together as a single class. Current Board Members Stockdale and Stone have been designated as Class I Board Members, and as nominees for Board Members for a term expiring at the annual meeting of shareholders in 2010 or until their successors have been duly elected and qualified. Board Members Bremner, Evans, Hunter and Kundert are current and continuing Board Members. Board Members Hunter and Kundert have been designated as Class II Board Members for a term expiring at the annual meeting of shareholders in 2008 or until their successors have been duly elected and qualified. Board Members Bremner and Evans have been designated as Class III Board Members for a term expiring at the annual meeting of shareholders in 2009 or until their successors have been duly elected and qualified.

(ii)	two (2) Board Members are to be elected by holders of Preferred Shares, all series voting together as a single class. Board Members Schneider and Schwertfeger are nominees for election by holders of Preferred Shares for a term expiring at the next annual meeting of shareholders or until their successors have been duly elected and qualified.

It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of the nominees listed in the table below unless the proxy is marked otherwise.

Each of the nominees has agreed to serve as a Board Member of each Fund if elected. However, should any nominee become unable or unwilling to accept nomination for election, the proxies will be voted for substitute nominees, if any, designated by that Fund’s present Board.

It is expected that Mr. Schwertfeger, if elected, will resign from the Board by the end of the second quarter of 2008.

Except for California Value, all of the Board Member nominees were last elected to each Fund’s Board at the annual meeting of shareholders held on November 14, 2006, with the exception of Ms. Stone. In December 2006, Ms. Stone was appointed to each Fund’s Board effective January 1, 2007. Ms. Stone is presented in this Joint Proxy Statement as a nominee for election by shareholders and was recommended to the nominating and governance committee of each Fund’s Board by a third party search firm who received Ms. Stone’s name from an Independent Board Member (as defined below).

Board Members Bremner, Evans and Schneider were last elected as Class III members of the Board of California Value at the annual meeting of shareholders held on November 14, 2006. Board Members Hunter and Kundert were last elected as Class II members of the Board of California Value at the annual meeting of shareholders held on November 15, 2005. Board Member Schwertfeger was last elected as a Class I member of the Board of California Value at the annual meeting of shareholders held on November 17, 2004. Board Member Stockdale was last elected as a Class III member of the Board of California Value at the annual meeting of shareholders held on November 17, 2003. Board Member Stockdale was redesignated as a Class I Board Member in order to maintain at least a roughly equal number of directors in each class and was last elected as a Class I member of the Board of California Value at the annual meeting of shareholders held on November 14, 2006, and as a nominee for Board Member for a term expiring at this Meeting pursuant to California Value’s Articles of Incorporation.

Other than Mr. Schwertfeger, all Board Member nominees are not “interested persons,” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Funds or Nuveen Asset Management (the “Adviser” or “NAM”) and have never been an employee or director of Nuveen Investments, Inc. (“Nuveen”), the Adviser’s parent company, or any affiliate. Accordingly, such Board Members are deemed “Independent Board Members.”

The Board unanimously recommends that shareholders vote FOR the election of the nominees named below.

Board Nominees/Board Members

Number of
Portfolios
				in Fund	Other
				Complex	Director-
	Position(s)	Term of Office		Overseen	ships Held
Name, Address	Held with	and Length	Principal Occupation(s)	by Board	by Board
and Birth Date	Fund	of Time Served(1)	During Past 5 Years	Member	Member

Nominees/Board Members who are not interested persons of the Fund

Robert P. Bremner c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (8/22/40)	Board Member; Lead Independent Director	Term: Annual or Class III Board Member until 2009 Length of Service: Since 1996; Lead Independent Director Since 2005	Private Investor and Management Consultant.	177	N/A

Jack B. Evans c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (10/22/48)	Board Member	Term: Annual or Class III Board Member until 2009 Length of Service: Since 1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Vice Chairman, United Fire Group, a publicly held company; Member of the Board of Regents for the State of Iowa University System; Director, Gazette Companies; Life Trustee of Coe College and Iowa College Foundation; Member of the Advisory Council of the Department of Finance in the Tippie College of Business, University of Iowa; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	177	See Principal Occupation Description

				Number of
				Portfolios
				in Fund	Other
				Complex	Director-
	Position(s)	Term of Office		Overseen	ships Held
Name, Address	Held with	and Length	Principal Occupation(s)	by Board	by Board
and Birth Date	Fund	of Time Served(1)	During Past 5 Years	Member	Member

William C. Hunter c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (3/6/48)	Board Member	Term: Annual or Class II Board Member until 2008 Length of Service: Since 2004	Dean, Tippie College of Business, University of Iowa (since July 2006); Director, Credit Research Center at Georgetown University; Director (since 2004) of Xerox Corporation, a publicly held company; formerly, (2003-2006), Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut; formerly, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director, SS&C Technologies, Inc. (May 2005-October 2005).	177	See Principal Occupation Description

David J. Kundert c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (10/28/42)	Board Member	Term: Annual or Class II Board Member until 2008 Length of Service: Since 2005	Director, Northwestern Mutual Wealth Management Company; retired (2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Bank One Corporation and Chairman and CEO, Banc One Investment Management Group; Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors, Milwaukee Repertory Theater.	175	See Principal Occupation Description

William J. Schneider c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (9/24/44)	Board Member	Term: Annual or Class III Board Member until 2009 Length of Service: Since 1996	Chairman, Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; formerly, Vice President, Miller-Valentine Realty; Director, Chair of the Finance Committee and Member of the Audit Committee of Premier Health Partners, the not-for-profit parent company of Miami Valley Hospital; Vice President of the Dayton Philharmonic Orchestra Association; Board Member, Regional Leaders Forum which promotes cooperation on economic development issues; formerly, Director, Dayton Development Coalition; formerly, Member, Community Advisory Board, National City Bank, Dayton, Ohio and Business Advisory Council, Cleveland Federal Reserve Bank.	177	See Principal Occupation Description

Judith M. Stockdale c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (12/29/47)	Board Member	Term: Annual or Class I Board Member until 2010 Length of Service: Since 1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (from 1990 to 1994).	177	N/A

Number of
Portfolios
				in Fund	Other
				Complex	Director-
	Position(s)	Term of Office		Overseen	ships Held
Name, Address	Held with	and Length	Principal Occupation(s)	by Board	by Board
and Birth Date	Fund	of Time Served(1)	During Past 5 Years	Member	Member

Carole E. Stone c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (6/28/47)	Board Member	Term: Annual or Class I Board Member until 2010 Length of Service: Since 2007	Director, Chicago Board Options Exchange (since 2006); Chair, New York Racing Association Oversight Board (since 2005); Commissioner, NYSE Commission on Public Authority Reform (since 2005); formerly Director, New York State Division of the Budget (2000-2004), Chair, Public Authorities Control Board (2000-2004) and Director, Local Government Assistance Corporation (2000-2004).	177	See Principal Occupation Description

Nominee who is an interested person of the Fund

Timothy R. Schwertfeger(2) 333 West Wacker Drive Chicago, IL 60606 (3/28/49)	Chairman of the Board and Board Member	Term: Annual or Class I Board Member until 2010 Length of Service: Since 1996	Former Director (1994-November 12, 2007), Chairman (1996-June 30, 2007), Non-Executive Chairman (July 1, 2007- November 12, 2007) and Chief Executive Officer (1996-June 30, 2007) of Nuveen Investments, Inc., Nuveen Asset Management and certain other subsidiaries of Nuveen Investments, Inc.; formerly Director (1996-2006) of Institutional Capital Corporation.	177	See Principal Occupation Description

(1)	Length of Service indicates the year in which the individual became a Board Member of a fund in the Nuveen fund complex.

(2)	“Interested person” as defined in the 1940 Act, by reason of being the former Chairman and Chief Executive Officer of Nuveen Investments, Inc. and having previously served in various other capacities with Nuveen Investments, Inc. and its subsidiaries. It is expected that Mr. Schwertfeger will resign from the Board by the end of the second quarter of 2008.

The dollar range of equity securities beneficially owned by each Board Member in each Fund and all Nuveen funds overseen by the Board Member as of December 31, 2006 is set forth in Appendix A. The number of shares of each Fund beneficially owned by each Board Member and by the Board Members and officers of the Funds as a group as of December 31, 2006 is set forth in Appendix A. On December 31, 2006, Board Members and executive officers as a group beneficially owned approximately 1,400,000 shares of all funds managed by NAM (including shares held by Board Members through the Deferred Compensation Plan for Independent Board Members and by executive officers in Nuveen’s 401(k)/profit sharing plan). Each Board Member’s individual beneficial shareholdings of each Fund constituted less than 1% of the outstanding shares of each Fund. As of the Record Date for each Fund, the Board Members and executive officers as a group beneficially owned less than 1% of the outstanding shares of each Fund. As of the Record Date for each Fund, no shareholder beneficially owned more than 5% of any class of shares of any Fund.

As a result of the transaction on November 13, 2007 in which Windy City Investments, Inc. (“Windy City”) acquired Nuveen, Mr. Schwertfeger’s outstanding options to acquire shares of Nuveen common stock under various Nuveen stock option plans were cashed out and his outstanding shares of restricted stock (and deferred restricted stock) granted under Nuveen’s equity incentive plans became fully vested and were converted into the right to receive a cash payment. Without regard to any deductions for withholding taxes, his options and restricted stock were valued at $118,621,561.61 and $29,405,661.18, respectively. In addition, Mr. Schwertfeger exchanged 251,991 shares of Nuveen stock for interests in Windy City Investments Holdings, L.L.C., the parent company of Windy City.

Compensation

Prior to January 1, 2007, for all Nuveen funds, Independent Board Members received a $90,000 annual retainer plus (a) a fee of $2,500 per day for attendance in person or by telephone at a regularly scheduled meeting of the Board; (b) a fee of $2,000 per meeting for attendance in person where such in-person attendance is required and $1,000 per meeting for attendance by telephone or in person where in-person attendance is not required at a special, non-regularly scheduled board meeting; (c) a fee of $1,500 per meeting for attendance in person or by telephone at an audit committee meeting; (d) a fee of $1,500 per meeting for attendance in person at a compliance, risk management and regulatory oversight committee meeting where in-person attendance is required and $1,000 per meeting for attendance by telephone or in person where in-person attendance is not required; (e) a fee of $1,000 per meeting for attendance in person or by telephone for a meeting of the dividend committee; and (f) a fee of $500 per meeting for attendance in person at all other committee meetings (including shareholder meetings) on a day on which no regularly scheduled board meeting is held in which in-person attendance is required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance is not required and $100 per meeting when the executive committee acts as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings. In addition to the payments described above, the Lead Independent Director received $20,000, the chairpersons of the audit committee and the compliance, risk management and regulatory oversight committee received $7,500 and the chairperson of the nominating and governance committee received $5,000 as additional retainers to the annual retainer paid to such individuals. Independent Board Members also received a fee of $2,000 per day for site visits on days on which no regularly scheduled board meeting is held to entities that provide services to the Nuveen funds. When ad hoc committees are organized, the nominating and governance committee will at the time of formation determine compensation to be paid to the members of such committee, however, in general such fees were $1,000 per meeting for attendance in person at any ad hoc committee meeting where in-person attendance is required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required. The annual retainer, fees and expenses were allocated among the funds managed by the Adviser, on the basis of relative net asset sizes. The Board Member affiliated with Nuveen and the Adviser served without any compensation from the Funds.

Effective January 1, 2007, for all Nuveen funds, Independent Board Members receive a $95,000 annual retainer plus (a) a fee of $3,000 per day for attendance in person or by telephone at a regularly scheduled meeting of the Board; (b) a fee of $2,000 per meeting for attendance in person or by telephone where in-person attendance is required and $1,500 per meeting for attendance by telephone or in person where in-person attendance is not required at a special, non-regularly scheduled board meeting; (c) a fee of $1,500 per meeting for attendance in person or by telephone at an audit committee meeting; (d) a fee of $1,500 per meeting for attendance in person or by telephone at a regularly scheduled compliance, risk management and regulatory oversight committee meeting; (e) a fee of $1,500 per meeting for attendance in person at a non-regularly scheduled compliance, risk management and regulatory oversight committee meeting where in-person attendance is required and $1,000 per meeting for attendance by telephone or in person where in-person attendance is not required, except that the chairperson of the compliance, risk management and regulatory oversight committee may at any time designate a non-regularly scheduled meeting of the committee as an in-person meeting for the purposes of fees to be paid; (f) a fee of $1,000 per meeting for attendance in person or by telephone for a meeting of the dividend committee; and (g) a fee of $500 per meeting for attendance in person at all other committee meetings (including shareholder meetings) on a day on which no regularly scheduled board meeting is held in which in-person attendance is required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance is not required and $100 per meeting when the executive committee acts as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings. In addition to the payments described above, the Lead Independent Director receives $25,000, the chairpersons of the audit committee and the compliance, risk management and regulatory oversight committee receive $7,500 and the chairperson of the nominating and governance committee receives $5,000 as additional retainers to the annual retainer paid to such individuals. Independent Board Members also receive a fee of $2,000 per day for site visits to entities that provide services to the Nuveen funds on days on which no regularly scheduled board meeting is held. When ad hoc committees are organized, the nominating and governance committee will at the time of formation determine compensation to be paid to the members of such committee, however, in general such fees will be $1,000 per meeting for attendance in person at any ad hoc committee meeting where in-person attendance is required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required. The annual retainer, fees and expenses were allocated among the funds managed by the Adviser, on the basis of relative net asset sizes although fund management may, in its discretion, establish a minimum amount to be allocated to each fund. The Board Member affiliated with Nuveen and the Adviser serves without any compensation from the Funds.

The boards of certain Nuveen funds (the “Participating Funds”) established a Deferred Compensation Plan for Independent Board Members (“Deferred Compensation Plan”). Under the Deferred Compensation Plan, Independent Board Members of the Participating Funds may defer receipt of all, or a portion, of the compensation they earn for their services to the Participating Funds, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount had been invested in shares of one or more eligible Nuveen funds.

For each Fund, the table below shows, for each Independent Board Member, the aggregate compensation (i) paid by each Fund to each Board Member for its last fiscal year and (ii) paid (including deferred fees) for service on the boards of the Nuveen open-end and closed-end funds managed by the Adviser for the calendar year ended 2006. Mr. Schwertfeger, a Board Member who is an interested person of the Funds, does not receive any compensation from the Funds or any Nuveen funds.

Aggregate Compensation from the Funds(1)(3)

	Robert P.	Jack B.	William C.	David J.	William J.	Judith M.	Carole E.
Fund	Bremner	Evans	Hunter	Kundert	Schneider	Stockdale	Stone(2)

California Investment Quality	$821	$805	$508	$517	$638	$582	$147
California Market Opportunity	542	525	389	417	516	406	90
California Value	653	640	404	411	507	463	117
California Performance Plus	815	766	484	492	608	554	141
California Quality Income	1,403	1,320	833	847	1,046	954	242
California Select Quality	1,462	1,375	868	882	1,089	994	252
Insured California Premium Income	402	390	289	310	383	301	67
Insured California Premium Income 2	759	714	451	459	566	516	131
California Dividend Advantage	1,378	1,351	852	866	1,070	976	247
California Dividend Advantage 2	860	843	532	541	668	609	155
California Dividend Advantage 3	1,402	1,374	867	882	1,089	993	252
California Premium Income	353	342	254	272	336	264	59
Insured California Dividend Advantage	943	887	560	569	703	641	163
Insured California Tax-Free Advantage	368	356	264	283	350	275	61
Total Compensation from Nuveen Funds Paid to Board Members	$177,099	$180,111	$146,018	$144,759	$171,879	$148,510	—

(1)	Aggregate compensation numbers are based on a combination of the compensation schedules in effect prior to and after January 1, 2007.

(2)	In December 2006, Ms. Stone was appointed to each Fund’s Board effective January 1, 2007.

(3)	Includes deferred fees. Pursuant to a deferred compensation agreement with certain of the Funds, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more eligible Nuveen funds. Total deferred fees for the Funds (including the return from the assumed investment in the eligible Nuveen funds) payable are:

Deferred Fees

	Robert P.	Jack B.	William C.	David J.	William J.	Judith M.	Carole E.
Fund	Bremner	Evans	Hunter	Kundert	Schneider	Stockdale	Stone

California Investment Quality	$64	$158	$508	$517	$638	$316	—
California Value	51	125	404	411	507	252	—
California Performance Plus	94	150	484	492	608	301	—
California Quality Income	162	259	833	847	1,046	5,199	—
California Select Quality	169	269	868	882	1,089	540	—
Insured California Premium Income 2	88	140	451	459	566	281	—
California Dividend Advantage	108	265	852	866	1,070	531	—
California Dividend Advantage 2	67	165	532	541	668	331	—
California Dividend Advantage 3	110	269	867	882	1,089	540	—
Insured California Dividend Advantage	109	174	560	569	703	349	—

Nuveen maintains a charitable matching contributions program to encourage the active support and involvement of individuals in the civic activities of their community. The Independent Board Members of the funds managed by the Adviser were eligible to participate in the charitable contributions program of Nuveen until December 31, 2006. Under the matching contributions program, Nuveen would match the personal contributions of a Board Member to Section 501(c)(3) organizations up to an aggregate maximum amount of $10,000 during any calendar year.

Committees

The Board of each Fund has five standing committees: the executive committee, the audit committee, the nominating and governance committee, the dividend committee and the compliance, risk management and regulatory oversight committee.

Robert P. Bremner, Judith M. Stockdale and Timothy R. Schwertfeger, Chair, serve as members of the executive committee of each Fund. The executive committee, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board; provided that the scope of the powers of the executive committee, unless otherwise specifically authorized by the full Board, is limited to: (i) emergency matters where assembly of the full Board is impracticable (in which case management will take all reasonable steps to quickly notify each individual Board Member of the actions taken by the executive committee) and (ii) matters of an administrative or ministerial nature. The number of executive committee meetings of each Fund held during its last fiscal year is shown in Appendix B.

Jack B. Evans, Judith M. Stockdale and Timothy R. Schwertfeger, Chair, are current members of the dividend committee of each Fund. The dividend committee is authorized to declare distributions on the Fund’s shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The number of dividend committee meetings of each Fund held during its last fiscal year is shown in Appendix B.

William C. Hunter, William J. Schneider, Chair, Judith M. Stockdale and Carole E. Stone are current members of the compliance, risk management and regulatory oversight committee of each Fund. The compliance, risk management and regulatory oversight committee is responsible for the oversight of compliance issues, risk management, and other regulatory matters affecting the Funds which are not otherwise the jurisdiction of the other Board committees. The number of compliance, risk management and regulatory oversight committee meetings of each Fund held during its last fiscal year is shown in Appendix B.

Each Fund’s Board has an audit committee, in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), that is composed of Independent Board Members who are also “independent” as that term is defined in the listing standards pertaining to closed-end funds of the New York Stock Exchange and American Stock Exchange, as applicable. Robert P. Bremner, Jack B. Evans, David J. Kundert, Chair and William J. Schneider are current members of the audit committee of each Fund. The audit committee is responsible for the oversight and monitoring of (1) the accounting and reporting policies, procedures and practices and the audit of the financial statements of the Funds, (2) the quality and integrity of the financial statements of the Funds and (3) the independent registered public accounting firm’s qualifications, performance and independence. The audit committee reviews the work and any recommendations of the Funds’ independent registered public accounting firm. Based on such review, it is authorized to make recommendations to the Board.

The audit committee is also responsible for the oversight of the Pricing Procedures of the Funds and the internal Valuation Group. The Boards have adopted a written Audit Committee Charter that conforms to the listing standards of the New York Stock Exchange. A copy of the Audit Committee Charter is attached to the proxy statement as Appendix C. The number of audit committee meetings of each Fund held during its last fiscal year is shown in Appendix B.

Each Fund has a nominating and governance committee that is composed entirely of Independent Board Members who are also “independent” as defined by New York Stock Exchange or American Stock Exchange listing standards, as applicable. Robert P. Bremner, Chair, Jack B. Evans, William C. Hunter, David J. Kundert, William J. Schneider, Judith M. Stockdale and Carole E. Stone are current members of the nominating and governance committee of each Fund. The purpose of the nominating and governance committee is to seek, identify and recommend to the Board qualified candidates for election or appointment to each Fund’s Board. In addition, the committee oversees matters of corporate governance, including the evaluation of Board performance and processes, and assignment and rotation of committee members, and the establishment of corporate governance guidelines and procedures, to the extent necessary or desirable. The committee operates under a written charter adopted and approved by the Boards of each Fund, a copy of which is available on the Funds’ website at www.nuveen.com/etf/products/fundgovernance.aspx. The number of nominating and governance committee meetings of each Fund held during its last fiscal year is shown in Appendix B.

The nominating and governance committee looks to many sources for recommendations of qualified candidates, including current Board Members, employees of the Adviser, current shareholders of the Funds, third party sources and any other persons or entities that may be deemed necessary or desirable by the committee. Shareholders of the Funds who wish to nominate a candidate to their Fund’s Board should mail information to the attention of Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606. This information must include evidence of Fund ownership of the person or entity recommending the candidate, a full listing of the proposed candidate’s education, experience, current employment, date of birth, names and addresses of at least three professional references, information as to whether the candidate is an “interested person” (as such term is defined in the 1940 Act) in relation to the Fund and such other information that would be helpful to the nominating and governance committee in evaluating the candidate. All satisfactorily completed information regarding candidates will be forwarded to the chairman of the nominating and governance committee and the outside counsel to the Independent Board Members. Recommendations for candidates to the Board will be evaluated in light of whether the number of Board members is expected to change and whether the Board expects any vacancies. All nominations from Fund shareholders will be acknowledged, although there may be times when the committee is not actively recruiting new Board members. In those circumstances nominations will be kept on file until active recruitment is under way.

The nominating and governance committee sets appropriate standards and requirements for nominations to the Board. In considering a candidate’s qualifications, each candidate must meet certain basic requirements, including relevant skills and experience, time availability and, if qualifying as an Independent Board Member candidate, independence from the Adviser or other service providers. These experience requirements may vary depending on the current composition of the Board, since the goal is to ensure an appropriate range of skills and experience, in the aggregate. All candidates must meet high expectations of personal integrity, governance experience and professional competence that are assessed on the basis of personal interviews, recommendations, or direct knowledge by committee members. The committee may use any process it deems appropriate for the purpose of evaluating candidates, which process may include, without limitation, personal interviews, background checks, written submissions by the candidates and third party references. There is no difference in the manner in which the nominating and governance committee evaluates candidates when the candidate is submitted by a shareholder. The nominating and governance committee reserves the right to make the final selection regarding the nomination of any prospective Board member.

The Independent Board Members of each Fund have appointed Robert P. Bremner as their Lead Independent Director. The role of the Lead Independent Director is one of coordination and assuring the appropriate, effective and efficient functioning of the Board and the Board processes. Specific responsibilities may include organizing and leading Independent Board Member sessions, facilitating and ensuring an appropriate level of communication among the Independent Board Members, leading the assessment of the Board’s effectiveness, and working with the Adviser’s staff and outside counsel on board meeting agendas, board material and workshops for Independent Board Members to ensure that the priorities of the Independent Board Members are addressed.

The number of regular quarterly meetings and special meetings held by the Board of each Fund during the Fund’s last fiscal year is shown in Appendix B. During the last fiscal year, each Board Member attended 75% or more of each Fund’s Board meetings and the committee meetings (if a member thereof) held during the period for which such Board Member was a Board Member. The policy of the Board relating to attendance by Board Members at annual meetings of the Funds and the number of Board Members who attended the last annual meeting of shareholders of each Fund is posted on the Funds’ website at www.nuveen.com/etf/products/fundgovernance.aspx.

The Officers

The following table sets forth information as of October 19, 2007 with respect to each officer of the Funds other than Mr. Schwertfeger (who is a Board Member and is included in the table relating to nominees for the Board). Officers receive no compensation from the Funds. The officers are elected by the Board on an annual basis to serve until successors are elected and qualified.

Number of
		Term of		Portfolios
		Office and		in Fund
	Position(s)	Length of		Complex
Name, Address	Held	Time	Principal Occupation(s)	Served by
and Birthdate	with Fund	Served(1)	During Past 5 Years	Officer

Gifford R. Zimmerman 333 West Wacker Drive Chicago, IL 60606 (9/9/56)	Chief Administrative Officer	Term: Annual Length of Service: Since 1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel, formerly, Vice President of Nuveen Investments, LLC; Managing Director (since 2002), Assistant Secretary and Associate General Counsel, formerly, Vice President of Nuveen Asset Management; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002); Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002); Managing Director, Associate General Counsel and Assistant Secretary of Rittenhouse Asset Management, Inc. and Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary, Santa Barbara Asset Management LLC, Tradewinds Global Investors, LLC (since 2006), Nuveen HydePark Group, LLC and Richards & Tierney, Inc. (since 2007); previously, Managing Director (from 2002-2004), General Counsel and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(2); Chartered Financial Analyst.	177

				Number of
		Term of		Portfolios
		Office and		in Fund
	Position(s)	Length of		Complex
Name, Address	Held	Time	Principal Occupation(s)	Served by
and Birthdate	with Fund	Served(1)	During Past 5 Years	Officer

Williams Adams IV 333 West Wacker Drive Chicago, IL 60606 (6/9/55)	Vice President	Term: Annual Length of Service: Since 2007	Executive Vice President, U.S. Structured Products of Nuveen Investments, LLC (since 1999), prior thereto, Managing Director of Structured Investments.	119
Julia L. Antonatos 333 West Wacker Drive Chicago, IL 60606 (9/22/63)	Vice President	Term: Annual Length of Service: Since 2004	Managing Director, (since 2005), formerly, Vice President, formerly, Assistant Vice President of Nuveen Investments, LLC; Chartered Financial Analyst.	177
Cedric H. Antosiewicz 333 West Wacker Drive Chicago, IL 60606 (1/11/62)	Vice President	Term: Annual Length of Service: Since 2007	Managing Director, (since 2004), previously, Vice President (1993-2004) of Nuveen Investments, LLC	119
Michael T. Atkinson 333 West Wacker Drive Chicago, IL 60606 (2/3/66)	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2002	Vice President (since 2002) of Nuveen Investments, LLC.	177
Peter H. D’Arrigo 333 West Wacker Drive Chicago, IL 60606 (11/28/67)	Vice President and Treasurer	Term: Annual Length of Service: Since 1999	Vice President and Treasurer (since 1999) of Nuveen Investments, LLC and of Nuveen Investments, Inc.; Vice President and Treasurer of Nuveen Asset Management (since 2002) and of Nuveen Investments Advisers Inc. (since 2002); Vice President and Treasurer of Nuveen Asset Management, Nuveen Investments Advisers Inc. (since 2002), NWQ Investments Management Company, LLC. (since 2002), Rittenhouse Asset Management, Inc. (since 2003), Tradewinds Global Investors, LLC, Santa Barbara Asset Management, LLC, Nuveen HydePark Group, LLC and Richards & Tierney, Inc. (since 2007); Treasurer of Symphony Asset Management LLC (since 2003); formerly, Vice President and Treasurer (from 1999 to 2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(2); Chartered Financial Analyst.	177

				Number of
		Term of		Portfolios
		Office and		in Fund
	Position(s)	Length of		Complex
Name, Address	Held	Time	Principal Occupation(s)	Served by
and Birthdate	with Fund	Served(1)	During Past 5 Years	Officer

Lorna C. Ferguson 333 West Wacker Drive Chicago, IL 60606 (10/24/45)	Vice President	Term: Annual Length of Service: Since 1998	Managing Director (since 2004), formerly, Vice President of Nuveen Investments, LLC; Managing Director of Nuveen Asset Management; formerly, Managing Director (2004), formerly, Vice President of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(2)	177
William M. Fitzgerald 333 West Wacker Drive Chicago, IL 60606 (3/2/64)	Vice President	Term: Annual Length of Service: Since 1995	Managing Director of Nuveen Asset Management (since 2001); Vice President of Nuveen Investments Advisers Inc. (since 2002); formerly, Managing Director (from 2001 to 2004), formerly, Vice President of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(2); Chartered Financial Analyst.	177
Stephen D. Foy 333 West Wacker Drive Chicago, IL 60606 (5/31/54)	Vice President and Controller	Term: Annual Length of Service: Since 1993	Vice President (since 1993) and Funds Controller (since 1998) of Nuveen Investments, LLC; Vice President (since 1998), formerly, Funds Controller of Nuveen Investments, Inc.; Certified Public Accountant.	177
Walter M. Kelly 333 West Wacker Drive Chicago, IL 60606 (2/24/70)	Chief Compliance Officer and Vice President	Term: Annual Length of Service: Since 2003	Assistant Vice President and Assistant General Counsel (since 2003) of Nuveen Investments, LLC; formerly, Assistant Vice President and Assistant Secretary of the Nuveen Funds (2003-2006); previously, Associate (2001-2003) at the law firm of Vedder, Price, Kaufman & Kammholz, P.C.	177
David J. Lamb 333 West Wacker Drive Chicago, IL 60606 (3/22/63)	Vice President	Term: Annual Length of Service: Since 2000	Vice President of Nuveen Investments, LLC (since 2000); Certified Public Accountant.	177
Tina M. Lazar 333 West Wacker Drive Chicago, IL 60606 (8/27/61)	Vice President	Term: Annual Length of Service: Since 2002	Vice President of Nuveen Investments, LLC (since 1999).	177

Number of
		Term of		Portfolios
		Office and		in Fund
	Position(s)	Length of		Complex
Name, Address	Held	Time	Principal Occupation(s)	Served by
and Birthdate	with Fund	Served(1)	During Past 5 Years	Officer

Larry W. Martin 333 West Wacker Drive Chicago, IL 60606 (7/27/51)	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 1988	Vice President, Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; Vice President, Assistant General Counsel and Assistant Secretary of Nuveen Investments, Inc.; Vice President (since 2005) and Assistant Secretary (since 1997) of Nuveen Asset Management; Vice President (since 2000), Assistant Secretary and Assistant General Counsel (since 1998) of Rittenhouse Asset Management, Inc.; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002), NWQ Investment Management Company, LLC (since 2002), Symphony Asset Management LLC (since 2003), Tradewinds Global Investors, LLC, Santa Barbara Asset Management LLC (since 2006), Nuveen HydePark Group, LLC and Richards & Tierney, Inc. (since 2007); formerly, Vice President and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(2)	177

				Number of
		Term of		Portfolios
		Office and		in Fund
	Position(s)	Length of		Complex
Name, Address	Held	Time	Principal Occupation(s)	Served by
and Birthdate	with Fund	Served(1)	During Past 5 Years	Officer

Kevin J. McCarthy 333 West Wacker Drive Chicago, IL 60606 (3/26/66)	Vice President and Secretary	Term: Annual Length of Service: Since 2007	Vice President, Nuveen Investments, LLC (since 2007); Vice President and Assistant Secretary, Nuveen Asset Management, Rittenhouse Asset Management, Inc., Nuveen Investment Advisers Inc., Nuveen Investment Institutional Services Group LLC, NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Nuveen HydePark Group, LLC and Richards & Tierney, Inc. (since 2007); Vice President and Assistant General Counsel, Nuveen Investments, Inc. (since 2007); prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	177
John V. Miller 333 West Wacker Drive Chicago, IL 60606 (4/10/67)	Vice President	Term: Annual Length of Service: Since 2007	Managing Director (since 2007), formerly, Vice President (2002-2007), prior thereto, Credit Analyst of Nuveen Asset Management and Nuveen Investments, LLC; Chartered Financial Analyst	177
James F. Ruane 333 West Wacker Drive Chicago, IL 60606 (7/3/62)	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2007	Vice President, Nuveen Investments since 2007; prior thereto, Partner, Deloitte & Touche USA LLP (since 2005), formerly, senior tax manager (since 2002).	177

(1)	Length of Service indicates the year the individual became an officer of a fund in the Nuveen fund complex.

(2)	Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

The Board of each Fund unanimously recommends that shareholders of the Fund vote FOR the election of each nominee.

Audit Committee Report

The audit committee of each Board is responsible for the oversight and monitoring of (1) the accounting and reporting policies, processes and practices, and the audit of the financial statements, of each Fund, (2) the quality and integrity of the Funds’ financial statements, and (3) the independent registered public accounting firm’s qualifications, performance and independence. In its oversight capacity, the committee reviews each Fund’s annual financial statements with both management and the independent registered public accounting firm and the committee meets periodically with the independent registered public accounting firm and internal auditors to consider their evaluation of each Fund’s financial and internal controls. The committee also selects, retains, evaluates and may replace each Fund’s independent registered public accounting firm. The committee is currently composed of four Board Members and operates under a written charter adopted and approved by each Board, a copy of which is attached as Appendix C. Each committee member meets the independence and experience requirements, as applicable, of the New York Stock Exchange, Section 10A of the Securities Exchange Act of 1934 and the rules and regulations of the Securities and Exchange Commission (the “SEC”).

The committee, in discharging its duties, has met with and held discussions with management and each Fund’s independent registered public accounting firm. The committee has also reviewed and discussed the audited financial statements with management. Management has represented to the independent registered public accounting firm that each Fund’s financial statements were prepared in accordance with generally accepted accounting principles. The committee has also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards (“SAS”) No. 61 (Communication with Audit Committees), as amended by SAS No. 90 (Audit Committee Communications). Each Fund’s independent registered public accounting firm provided to the committee the written disclosure and letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the committee discussed with representatives of the independent registered public accounting firm their firm’s independence. As provided in the Audit Committee Charter, it is not the committee’s responsibility to determine, and the considerations and discussions referenced above do not ensure, that each Fund’s financial statements are complete and accurate and presented in accordance with generally accepted accounting principles.

Based on the committee’s review and discussions with management and the independent registered public accounting firm, the representations of management and the report of the independent registered public accounting firm to the committee, the committee has recommended that the Boards include the audited financial statements in each Fund’s Annual Report.

The members of the committee are:
Robert P. Bremner
Jack B. Evans (financial expert)
David J. Kundert
William J. Schneider

Audit and Related Fees. The following tables provide the aggregate fees billed during each Fund’s last two fiscal years by each Fund’s independent registered public accounting firm for engagements directly related to the operations and financial reporting of each Fund, including those relating (i) to each Fund for services provided to the Fund and (ii) to the Adviser and certain entities controlling, controlled by, or under common control with the Adviser that provide ongoing services to each Fund (“Adviser Entities”).

	Audit Fees(1)		Audit Related Fees				Tax Fees(2)
					Adviser and				Adviser and		All Other Fees(3)
	Fund		Fund		Adviser Entities		Fund		Adviser Entities		Fund		Adviser and Adviser Entities
	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal
	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	2006	2007	2006	2007	2006	2007	2006	2007	2006	2007	2006	2007	2006	2007

California Investment Quality	$14,056	$14,772	$0	$0	$0	$0	$400	$500	$2,400	$0	$2,900	$3,100	$0	$0
California Market Opportunity	10,927	11,483	0	0	0	0	400	500	2,400	0	2,900	3,100	0	0
California Value	12,412	13,057	0	0	0	0	400	500	2,400	0	0	0	0	0
California Performance Plus	13,656	14,382	0	0	0	0	400	500	2,400	0	2,900	3,100	0	0
California Quality Income	19,204	20,177	0	0	0	0	400	500	2,400	0	2,900	3,100	0	0
California Select Quality	19,741	20,740	0	0	0	0	400	500	2,400	0	2,900	3,100	0	0
Insured California Premium Income	9,668	10,157	0	0	0	0	400	500	2,400	0	2,900	3,100	0	0
Insured California Premium Income 2	13,145	13,844	0	0	0	0	400	500	2,400	0	2,900	3,100	0	0
California Dividend Advantage	19,518	20,481	0	0	0	0	400	500	2,400	0	2,900	1,500	0	0
California Dividend Advantage 2	14,426	15,185	0	0	0	0	400	500	2,400	0	2,900	1,500	0	0
California Dividend Advantage 3	19,709	20,774	0	0	0	0	400	500	2,400	0	2,900	1,500	0	0
California Premium Income	9,215	9,702	0	0	0	0	400	500	2,400	0	2,900	1,500	0	0
Insured California Dividend Advantage	14,865	15,669	0	0	0	0	400	500	2,400	0	2,900	2,300	0	0
Insured California Tax-Free Advantage	9,342	9,861	0	0	0	0	400	500	2,400	0	2,900	1,500	0	0

(1)	“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.
(2)	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance and tax planning. Amounts reported for each respective Fund under the column heading “Adviser and Adviser Entities” represent amounts billed to the Adviser, by each Fund’s independent registered public accounting firm, exclusively for the preparation of the Fund’s tax return, the cost of which is borne by the Adviser. In the aggregate, for all Nuveen funds, these fees amounted to $161,400 in 2006. Beginning with fund fiscal years ended August 31, 2006, Ernst & Young LLP no longer prepares the fund tax returns.
(3)	“All Other Fees” are the aggregate fees billed for products and services for agreed-upon procedures engagements for leveraged funds.

Non-Audit Fees. The following tables provide the aggregate non-audit fees billed by each Fund’s independent registered public accounting firm for services rendered to each Fund, the Adviser and the Adviser Entities during each Fund’s last two fiscal years.

			Total Non-Audit Fees Billed to
			Adviser and Adviser Entities
			(Engagements Related Directly		Total Non-Audit Fees Billed to
	Total Non-Audit		to the Operations and		Adviser and Adviser Entities
	Fees Billed to Fund		Financial Reporting of Fund)		(All Other Engagements)		Total
	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year
Fund	Ended 2006	Ended 2007	Ended 2006	Ended 2007	Ended 2006	Ended 2007	Ended 2006	Ended 2007

California Investment Quality	$3,300	$3,600	$2,400	$0	$0	$0	$5,700	$3,600
California Market Opportunity	3,300	3,600	2,400	0	0	0	5,700	3,600
California Value	400	500	2,400	0	0	0	2,800	500
California Performance Plus	3,300	3,600	2,400	0	0	0	5,700	3,600
California Quality Income	3,300	3,600	2,400	0	0	0	5,700	3,600
California Select Quality	3,300	3,600	2,400	0	0	0	5,700	3,600
Insured California Premium Income	3,300	3,600	2,400	0	0	0	5,700	3,600
Insured California Premium Income 2	3,300	3,600	2,400	0	0	0	5,700	3,600
California Dividend Advantage	3,300	2,000	2,400	0	0	0	5,700	2,000
California Dividend Advantage 2	3,300	2,000	2,400	0	0	0	5,700	2,000
California Dividend Advantage 3	3,300	2,000	2,400	0	0	0	5,700	2,000
California Premium Income	3,300	2,000	2,400	0	0	0	5,700	2,000
Insured California Dividend Advantage	3,300	2,800	2,400	0	0	0	5,700	2,800
Insured California Tax-Free Advantage	3,300	2,000	2,400	0	0	0	5,700	2,000

Audit Committee Pre-Approval Policies and Procedures. Generally, the audit committee must approve each Fund’s independent registered public accounting firm’s engagements (i) with the Fund for audit or non-audit services and (ii) with the Adviser and Adviser Entities for non-audit services if the engagement relates directly to the operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent registered public accounting firm for each Fund and the Adviser and Adviser Entities (with respect to the operations and financial reporting of each Fund), such engagements will be (i) pre-approved by the audit committee if they are expected to be for amounts greater than $10,000; (ii) reported to the audit committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the audit committee at the next audit committee meeting if they are expected to be for an amount under $5,000.

For engagements with each Fund’s independent registered public accounting firm entered into on or after May 6, 2003, the audit committee approved in advance all audit services and non-audit services that the independent registered public accounting firm provided to each Fund and to the Adviser and Adviser Entities (with respect to the operations and financial reporting of each Fund). None of the services rendered by the independent registered accounting firm to each Fund or the Adviser or Adviser Entities were pre-approved by the audit committee pursuant to the pre-approval exception under Rule 2.01(c)(7)(i)(C) or Rule 2.01(c)(7)(ii) of Regulation S-X.

Additional Information

Appointment of the Independent Registered Public Accounting Firm

Each Board has appointed Ernst & Young LLP as independent registered public accounting firm to audit the books and records of each Fund for its fiscal year. A representative of Ernst & Young LLP will be present at the Annual Meetings to make a statement, if such representative so desires, and to respond to shareholders’ questions. Ernst & Young LLP has informed each Fund that it has no direct or indirect material financial interest in the Funds, Nuveen, the Adviser or any other investment company sponsored by Nuveen.

Section 16(a) Beneficial Interest Reporting Compliance

Section 30(h) of the 1940 Act and Section 16(a) of the 1934 Act require Board Members and officers, the Adviser, affiliated persons of the Adviser and persons who own more than 10% of a registered class of a Fund’s equity securities to file forms reporting their affiliation with that Fund and reports of ownership and changes in ownership of that Fund’s shares with the SEC and the New York Stock Exchange or American Stock Exchange, as applicable. These persons and entities are required by SEC regulation to furnish the Funds with copies of all Section 16(a) forms they file. Based on a review of these forms furnished to each Fund, each Fund believes that its Board Members and officers, investment adviser and affiliated persons of the investment adviser have complied with all applicable Section 16(a) filing requirements during its last fiscal year. To the knowledge of management of the Funds, no shareholder of a Fund owns more than 10% of a registered class of a Fund’s equity securities.

Information About the Adviser

The Adviser, located at 333 West Wacker Drive, Chicago, Illinois 60606, serves as investment adviser and manager for each Fund. The Adviser is a wholly-owned subsidiary of Nuveen. Nuveen is a wholly-owned subsidiary of Windy City, a corporation formed by investors led by Madison Dearborn Partners, LLC (“MDP”), a private equity investment firm based in Chicago, Illinois. Windy City is controlled by MDP on behalf of the Madison Dearborn Capital Partner V funds. Other owners of Windy City include Merrill Lynch & Co.’s Global Private Equity group and affiliates (including private equity funds) of Wachovia, Citigroup and Deutsche Bank. As of June 30, 2007, Nuveen had over $172 billion assets under management.

Shareholder Proposals

To be considered for presentation at the annual meeting of shareholders for the Funds to be held in 2008, shareholder proposals submitted pursuant to Rule 14a-8 of the Securities and Exchange Act of 1934 must be received at the offices of that Fund, 333 West Wacker Drive, Chicago, Illinois 60606, by July 19, 2008. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) of a proposal submitted outside of the process of Rule 14a-8 for the 2008 annual meeting must, pursuant to each Fund’s By-Laws, submit such written notice to the Fund not later than October 2, 2008 nor prior to September 17, 2008.

Timely submission of a proposal does not mean that such proposal will be included in a proxy statement.

Shareholder Communications

Shareholders who want to communicate with the Board or any individual Board Member should write their Fund to the attention of Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606. The letter should indicate that you are a Fund shareholder, and identify the Fund (or Funds). If the communication is intended for a specific Board Member and so indicates it will be sent only to that Board Member. If a communication does not indicate a specific Board Member it will be sent to the chair of the nominating and governance committee and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

Expenses of Proxy Solicitation

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs in connection with the solicitation of proxies will be paid by the Funds (allocated among the Funds based on relative net assets). Solicitation may be made by letter or telephone by officers or employees of Nuveen or the Adviser, or by dealers and their representatives.

Fiscal Year

The last fiscal year end for each of the Funds was August 31, 2007.

Annual Report Delivery

Annual reports will be sent to shareholders of record of each Fund following each Fund’s fiscal year end. Each Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to such Fund at 333 West Wacker Drive, Chicago, Illinois 60606 or by calling 1-800-257-8787.

Please note that only one annual report or proxy statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the applicable Fund at the address and phone number set forth above.

General

Management does not intend to present and does not have reason to believe that any other items of business will be presented at the Meetings. However, if other matters are properly presented to the Meetings for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the Fund.

A list of shareholders entitled to be present and to vote at each Meeting will be available at the offices of the Funds, 333 West Wacker Drive, Chicago, Illinois, for inspection by any shareholder during regular business hours beginning ten days prior to the date of the Meetings.

Failure of a quorum to be present at any Meeting will necessitate adjournment and will subject that Fund to additional expense. The persons named in the enclosed proxy may also move for an adjournment of any Meeting to permit further solicitation of proxies with respect to a proposal if they determine that adjournment and further solicitation is reasonable and in the best interests of the shareholders. Under each Fund’s By-Laws, an adjournment of a meeting with respect to a matter requires the affirmative vote of a majority of the shares entitled to vote on the matter present in person or represented by proxy at the meeting.

IF YOU CANNOT BE PRESENT AT THE MEETING, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Kevin J. McCarthy
Vice President and Secretary
November 16, 2007

Appendix A

Beneficial Ownership

The following table lists the dollar range of equity securities beneficially owned by each Board Member in each Fund and in all Nuveen funds overseen by the Board Member as of December 31, 2006.

Dollar Range of Equity Securities(1)
							Insured	Insured
	California	California		California	California	California	California	California
	Investment	Market	California	Performance	Quality	Select	Premium	Premium
Board Member Nominees	Quality	Opportunity	Value	Plus	Income	Quality	Income	Income 2

Nominees who are not interested persons of the Fund
Robert P. Bremner	$0	$0	$0	$0	$0	$0	$0	$0
Jack B. Evans	$0	$0	$0	$0	$0	$0	$0	$0
William C. Hunter	$0	$0	$0	$0	$0	$0	$0	$0
David J. Kundert	$0	$0	$0	$0	$0	$0	$0	$0
William J. Schneider	$0	$0	$0	$0	$0	$0	$0	$0
Judith M. Stockdale	$0	$0	$0	$0	$0	$0	$0	$0
Carole E. Stone(2)	$0	$0	$0	$0	$0	$0	$0	$0
Nominee who is an interested person of the Fund
Timothy R. Schwertfeger	$0	$0	$0	$0	$0	$0	$0	$0

(1)	The amounts reflect the aggregate dollar range of equity securities and the number of shares beneficially owned by the Board Member in the Funds and in all Nuveen funds overseen by each Board Member.

(2)	In December 2006, Ms. Stone was appointed to each Fund’s Board effective January 1, 2007. Ms. Stone did not own any shares of Nuveen funds prior to her being appointed as a Board Member.

Dollar Range of Equity Securities(1)
							Aggregate Dollar
							Range of Equity
							Securities in all
							Registered Investment
							Companies Overseen
					Insured	Insured	by Board Member
	California	California	California	California	California	California	Nominees in
	Dividend	Dividend	Dividend	Premium	Dividend	Tax Free	Family of
Board Member Nominees	Advantage	Advantage 2	Advantage 3	Income	Advantage	Advantage	Investment Companies

Nominees who are not interested persons of the Fund
Robert P. Bremner	$0	$0	$0	$0	$0	$0	Over $100,000
Jack B. Evans	$0	$0	$0	$0	$0	$0	Over $100,000
William C. Hunter	$0	$0	$0	$0	$0	$0	Over $100,000
David J. Kundert	$0	$0	$0	$0	$0	$0	Over $100,000
William J. Schneider	$0	$0	$0	$0	$0	$0	Over $100,000
Judith M. Stockdale	$0	$0	$0	$0	$0	$0	Over $100,000
Carole E. Stone(2)	$0	$0	$0	$0	$0	$0	$0
Nominee who is an interested person of the Fund
Timothy R. Schwertfeger	$0	$0	$0	$0	$0	$0	Over $100,000

(1)	The amounts reflect the aggregate dollar range of equity securities and the number of shares beneficially owned by the Board Member in the Funds and in all Nuveen funds overseen by each Board Member.

(2)	In December 2006, Ms. Stone was appointed to each Fund’s Board effective January 1, 2007. Ms. Stone did not own any shares of Nuveen funds prior to her being appointed as a Board Member.

The following table sets forth, for each Board Member and for the Board Members and Officers as a group, the amount of shares beneficially owned in each Fund as of December 31, 2006. The information as to beneficial ownership is based on statements furnished by each Board Member and Officer.

	Fund Shares Owned By Board Members and Officers(1)

							Insured	Insured					Insured	Insured
	California	California		California	California	California	California	California	California	California	California	California	California	California
	Investment	Market	California	Performance	Quality	Select	Premium	Premium	Dividend	Dividend	Dividend	Premium	Dividend	Tax Free
Board Member Nominees	Quality	Opportunity	Value	Plus	Income	Quality	Income	Income 2	Advantage	Advantage 2	Advantage 3	Income	Advantage	Advantage

Nominees who are not interested persons of the Fund
Robert P. Bremner	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Jack B. Evans	0	0	0	0	0	0	0	0	0	0	0	0	0	0
William C. Hunter	0	0	0	0	0	0	0	0	0	0	0	0	0	0
David J. Kundert	0	0	0	0	0	0	0	0	0	0	0	0	0	0
William J. Schneider	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Judith M. Stockdale	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Carole E. Stone(2)	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Nominee who is an interested person of the Fund
Timothy R. Schwertfeger	0	0	0	0	0	0	0	0	0	0	0	0	0	0
All Board Members and Officers as a Group	0	0	0	0	0	0	0	0	0	0	0	0	0	0

(1)	The numbers include share equivalents of certain Nuveen funds in which the Board Member is deemed to be invested pursuant to the Deferred Compensation Plan for Independent Board Members. The information as to beneficial ownership is based on statements furnished by each Board Member and officer.

(2)	In December 2006, Ms. Stone was appointed to each Fund’s Board effective January 1, 2007. Ms. Stone did not own shares of Nuveen funds prior to being appointed as a Board Member.

Appendix B

NUMBER OF BOARD AND COMMITTEE MEETINGS
HELD DURING EACH FUND’S LAST FISCAL YEAR

					Compliance, Risk
					Management		Nominating
					and Regulatory		and
	Regular	Special	Executive	Dividend	Oversight	Audit	Governance
	Board	Board	Committee	Committee	Committee	Committee	Committee
Fund	Meeting	Meeting	Meeting	Meeting	Meeting	Meeting	Meeting

California Investment Quality	4	10	0	5	4	4	4
California Market Opportunity	4	10	0	5	4	4	4
California Value	4	10	0	5	4	4	4
California Performance Plus	4	10	0	5	4	4	4
California Quality Income	4	10	0	5	4	4	4
California Select Quality	4	10	0	5	4	4	4
Insured California Premium Income	4	10	0	5	4	4	4
Insured California Premium Income 2	4	10	0	5	4	4	4
California Dividend Advantage	4	10	0	5	4	4	4
California Dividend Advantage 2	4	10	0	5	4	4	4
California Dividend Advantage 3	4	10	0	5	4	4	4
California Premium Income	4	10	0	5	4	4	4
Insured California Dividend Advantage	4	10	0	5	4	4	4
Insured California Tax-Free Advantage	4	10	0	5	4	4	4

B-1

Appendix C

NUVEEN FUND BOARD
AUDIT COMMITTEE CHARTER

I.	Organization and Membership

There shall be a committee of each Board of Directors/Trustees (the “Board”) of the Nuveen Management Investment Companies (the “Funds” or, individually, a “Fund”) to be known as the Audit Committee. The Audit Committee shall be comprised of at least three Directors/Trustees. Audit Committee members shall be independent of the Funds and free of any relationship that, in the opinion of the Directors/Trustees, would interfere with their exercise of independent judgment as an Audit Committee member. In particular, each member must meet the independence and experience requirements applicable to the Funds of the exchanges on which shares of the Funds are listed, Section 10a of the Securities Exchange Act of 1934 (the “Exchange Act”), and the rules and regulations of the Securities and Exchange Commission (the “Commission”). Each such member of the Audit Committee shall have a basic understanding of finance and accounting, be able to read and understand fundamental financial statements, and be financially literate, and at least one such member shall have accounting or related financial management expertise, in each case as determined by the Directors/Trustees, exercising their business judgment (this person may also serve as the Audit Committee’s “financial expert” as defined by the Commission). The Board shall appoint the members and the Chairman of the Audit Committee, on the recommendation of the Nominating and Governance Committee. The Audit Committee shall meet periodically but in any event no less frequently than on a semi-annual basis. Except for the Funds, Audit Committee members shall not serve simultaneously on the audit committees of more than two other public companies.

II.	Statement of Policy, Purpose and Processes

The Audit Committee shall assist the Board in oversight and monitoring of (1) the accounting and reporting policies, processes and practices, and the audits of the financial statements, of the Funds; (2) the quality and integrity of the financial statements of the Funds; (3) the Funds’ compliance with legal and regulatory requirements; (4) the independent auditors’ qualifications, performance and independence; and (5) oversight of the Pricing Procedures of the Funds and the Valuation Group. In exercising this oversight, the Audit Committee can request other committees of the Board to assume responsibility for some of the monitoring as long as the other committees are composed exclusively of independent directors.

In doing so, the Audit Committee shall seek to maintain free and open means of communication among the Directors/Trustees, the independent auditors, the internal auditors and the management of the Funds. The Audit Committee shall meet periodically with Fund management, the Funds’ internal auditor, and the Funds’ independent auditors, in separate executive sessions. The Audit Committee shall prepare reports of the Audit Committee as required by the Commission to be included in the Fund’s annual proxy statements or otherwise.

The Audit Committee shall have the authority and resources in its discretion to retain special legal, accounting or other consultants to advise the Audit Committee and to otherwise discharge its responsibilities, including appropriate funding as determined by the Audit Committee for compensation to independent auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for a Fund, compensation to advisers employed by the Audit Committee, and ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties, as determined in its discretion. The Audit Committee may request any officer or employee of Nuveen Investments, Inc. (or its affiliates) (collectively, “Nuveen”) or the Funds’ independent auditors or outside counsel to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. The Funds’ independent auditors and internal auditors shall have unrestricted accessibility at any time to Committee members.

Responsibilities

Fund management has the primary responsibility to establish and maintain systems for accounting, reporting, disclosure and internal control.

The independent auditors have the primary responsibility to plan and implement an audit, with proper consideration given to the accounting, reporting and internal controls. Each independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Funds shall report directly to the Audit Committee. The independent auditors are ultimately accountable to the Board and the Audit Committee. It is the ultimate responsibility of the Audit Committee to select, appoint, retain, evaluate, oversee and replace any independent auditors and to determine their compensation, subject to ratification of the Board, if required. These Audit Committee responsibilities may not be delegated to any other Committee or the Board.

The Audit Committee is responsible for the following:

With respect to Fund financial statements:

1.	Reviewing and discussing the annual audited financial statements and semi-annual financial statements with Fund management and the independent auditors including major issues regarding accounting and auditing principles and practices, and the Funds’ disclosures in its periodic reports under “Management’s Discussion and Analysis.”

2.	Requiring the independent auditors to deliver to the Chairman of the Audit Committee a timely report on any issues relating to the significant accounting policies, management judgments and accounting estimates or other matters that would need to be communicated under Statement on Auditing Standards (SAS) No. 90, Audit Committee Communications (which amended SAS No. 61, Communication with Audit Committees), that arise during the auditors’ review of the Funds’ financial statements, which information the Chairman shall further communicate to the other members of the Audit Committee, as deemed necessary or appropriate in the Chairman’s judgment.

3.	Discussing with management the Funds’ press releases regarding financial results and dividends, as well as financial information and earnings guidance provided to analysts and rating agencies. This discussion may be done generally, consisting of discussing the types of information to be disclosed and the types of presentations to be made. The Chairman of the Audit Committee shall be authorized to have these discussions with management on behalf of the Audit Committee.

4.	Discussing with management and the independent auditors (a) significant financial reporting issues and judgments made in connection with the preparation and presentation of the Funds’ financial statements, including any significant changes in the Funds’ selection or application of accounting principles and any major issues as to the adequacy of the Funds’ internal controls and any special audit steps adopted in light of material control deficiencies; and (b) analyses prepared by Fund management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements.

5.	Discussing with management and the independent auditors the effect of regulatory and accounting initiatives on the Funds’ financial statements.

6.	Reviewing and discussing reports, both written and oral, from the independent auditors and/or Fund management regarding (a) all critical accounting policies and practices to be used; (b) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative treatments and disclosures, and the treatment preferred by the independent auditors; and (c) other material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences.

7.	Discussing with Fund management the Funds’ major financial risk exposures and the steps management has taken to monitor and control these exposures, including the Funds’ risk assessment and risk management policies and guidelines. In fulfilling its obligations under this paragraph, the Audit Committee may review in a general manner the processes other Board committees have in place with respect to risk assessment and risk management.

8.	Reviewing disclosures made to the Audit Committee by the Funds’ principal executive officer and principal financial officer during their certification process for the Funds’ periodic reports about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Funds’ internal controls. In fulfilling its obligations under this paragraph, the Audit Committee may review in a general manner the processes other Board committees have in place with respect to deficiencies in internal controls, material weaknesses, or any fraud associated with internal controls.

With respect to the independent auditors:

1.	Selecting, appointing, retaining or replacing the independent auditors, subject, if applicable, only to Board and shareholder ratification; and compensating, evaluating and overseeing the work of the independent auditor (including the resolution of disagreements between Fund management and the independent auditor regarding financial reporting).

2.	Meeting with the independent auditors and Fund management to review the scope, fees, audit plans and staffing for the audit, for the current year. At the conclusion of the audit, reviewing such audit results, including the independent auditors’

evaluation of the Funds’ financial and internal controls, any comments or recommendations of the independent auditors, any audit problems or difficulties and management’s response, including any restrictions on the scope of the independent auditor’s activities or on access to requested information, any significant disagreements with management, any accounting adjustments noted or proposed by the auditor but not made by the Fund, any communications between the audit team and the audit firm’s national office regarding auditing or accounting issues presented by the engagement, any significant changes required from the originally planned audit programs and any adjustments to the financial statements recommended by the auditors.

3.	Pre-approving all audit services and permitted non-audit services, and the terms thereof, to be performed for the Funds by their independent auditors, subject to the de minimis exceptions for non-audit services described in Section 10a of the Exchange Act that the Audit Committee approves prior to the completion of the audit, in accordance with any policies or procedures relating thereto as adopted by the Board or the Audit Committee. The Chairman of the Audit Committee shall be authorized to give pre-approvals of such non-audit services on behalf of the Audit Committee.

4.	Obtaining and reviewing a report or reports from the independent auditors at least annually (including a formal written statement delineating all relationships between the auditors and the Funds consistent with Independent Standards Board Standard 1, as may be amended, restated, modified or replaced) regarding (a) the independent auditor’s internal quality-control procedures; (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years, respecting one or more independent audits carried out by the firm; (c) any steps taken to deal with any such issues; and (d) all relationships between the independent auditor and the Funds and their affiliates, in order to assist the Audit committee in assessing the auditor’s independence. After reviewing the foregoing report[s] and the independent auditor’s work throughout the year, the Audit Committee shall be responsible for evaluating the qualifications, performance and independence of the independent auditor and their compliance with all applicable requirements for independence and peer review, and a review and evaluation of the lead partner, taking into account the opinions of Fund management and the internal auditors, and discussing such reports with the independent auditors. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

5.	Reviewing any reports from the independent auditors mandated by Section 10a(b) of the Exchange Act regarding any illegal act detected by the independent auditor (whether or not perceived to have a material effect on the Funds’ financial statements) and obtaining from the independent auditors any information about illegal acts in accordance with Section 10a(b).

6.	Ensuring the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law, and further considering the rotation of the independent auditor firm itself.

7.	Establishing and recommending to the Board for ratification policies for the Funds’, Fund management or the Fund adviser’s hiring of employees or former employees of the independent auditor who participated in the audits of the Funds.

8.	Taking, or recommending that the Board take, appropriate action to oversee the independence of the outside auditor.

With respect to any internal auditor:

1.	Reviewing the proposed programs of the internal auditor for the coming year. It is not the obligation or responsibility of the Audit Committee to confirm the independence of any Nuveen internal auditors performing services relating to the Funds or to approve any termination or replacement of the Nuveen Manager of Internal Audit.

2.	Receiving a summary of findings from any completed internal audits pertaining to the Funds and a progress report on the proposed internal audit plan for the Funds, with explanations for significant deviations from the original plan.

With respect to pricing and valuation oversight:

1.	The Board has responsibilities regarding the pricing of a Fund’s securities under the 1940 Act. The Board has delegated this responsibility to the Committee to address valuation issues that arise between Board meetings, subject to the Board’s general supervision of such actions. The Committee is primarily responsible for the oversight of the Pricing Procedures and actions taken by the internal Valuation Group (“Valuation Matters”). The Valuation Group will report on Valuation Matters to the Committee and/or the Board of Directors/Trustees, as appropriate.

2.	Performing all duties assigned to it under the Funds’ Pricing Procedures, as such may be amended from time to time.

3.	Periodically reviewing and making recommendations regarding modifications to the Pricing Procedures as well as consider recommendations by the Valuation Group regarding the Pricing Procedures.

4.	Reviewing any issues relating to the valuation of a Fund’s securities brought to the Committee’s attention, including suspensions in pricing, pricing irregularities, price overrides, self-pricing, NAV errors and corrections thereto, and other pricing matters. In this regard, the Committee should consider the risks to the Funds in assessing the possible resolutions of these Valuation Matters.

5.	Evaluating, as it deems necessary or appropriate, the performance of any pricing agent and recommend changes thereto to the full Board.

6.	Reviewing any reports or comments from examinations by regulatory authorities relating to Valuation Matters of the Funds and consider management’s responses to any such comments and, to the extent the Committee deems necessary or appropriate, propose to management and/or the full Board the modification of the Fund’s policies and procedures relating to such matters. The Committee, if deemed necessary or desirable, may also meet with regulators.

7.	Meeting with members of management of the Funds, outside counsel, or others in fulfilling its duties hereunder, including assessing the continued appropriateness and adequacy of the Pricing Procedures, eliciting any recommendations for improvements of such procedures or other Valuation Matters, and assessing the possible resolutions of issues regarding Valuation Matters brought to its attention.

8.	Performing any special review, investigations or oversight responsibilities relating to Valuation as requested by the Board of Directors/Trustees.

9.	Investigating or initiating an investigation of reports of improprieties or suspected improprieties in connection with the Fund’s policies and procedures relating to Valuation Matters not otherwise assigned to another Board committee.

Other responsibilities:

1.	Reviewing with counsel to the Funds, counsel to Nuveen, the Fund adviser’s counsel and independent counsel to the Board legal matters that may have a material impact on the Fund’s financial statements or compliance policies.

2.	Receiving and reviewing periodic or special reports issued on exposure/controls, irregularities and control failures related to the Funds.

3.	Reviewing with the independent auditors, with any internal auditor and with Fund management, the adequacy and effectiveness of the accounting and financial controls of the Funds, and eliciting any recommendations for the improvement of internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose payments, transactions or procedures that might be deemed illegal or otherwise improper.

4.	Reviewing the reports of examinations by regulatory authorities as they relate to financial statement matters.

5.	Discussing with management and the independent auditor any correspondence with regulators or governmental agencies that raises material issues regarding the Funds’ financial statements or accounting policies.

6.	Obtaining reports from management with respect to the Funds’ policies and procedures regarding compliance with applicable laws and regulations.

7.	Reporting regularly to the Board on the results of the activities of the Audit Committee, including any issues that arise with respect to the quality or integrity of the Funds’ financial statements, the Funds’ compliance with legal or regulatory requirements, the performance and independence of the Funds’ independent auditors, or the performance of the internal audit function.

8.	Performing any special reviews, investigations or oversight responsibilities requested by the Board.

9.	Reviewing and reassessing annually the adequacy of this charter and recommending to the Board approval of any proposed changes deemed necessary or advisable by the Audit Committee.

10.	Undertaking an annual review of the performance of the Audit Committee.

11.	Establishing procedures for the receipt, retention and treatment of complaints received by the Funds regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission of concerns regarding questionable accounting or auditing matters by employees of Fund management, the investment adviser, administrator, principal underwriter, or any other provider of accounting related services for the Funds, as well as employees of the Funds.

Although the Audit Committee shall have the authority and responsibilities set forth in this Charter, it is not the responsibility of the Audit Committee to plan or conduct audits or to determine that the Funds’ financial statements are complete and accurate and are in accordance with generally accepted accounting principles. That is the responsibility of management and the independent auditors. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditors or to ensure compliance with laws and regulations.

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606-1286

(800) 257-8787

www.nuveen.com	NQC1107

3 EASY WAYS TO VOTE YOUR PROXY 1. Automated Touch Tone Voting: Call toll-free 1-888-221-0697 and Nuveen Investments • 333 West Wacker Dr. • Chicago IL 60606 follow the recorded instructions. www.nuveen.com 2. On the Internet at www.proxyweb.com, and follow the simple instructions. 3. Sign, Date and Return this proxy card using the enclosed postage- 999 999 999 999 99 I paid envelope. FUND NAME PRINTS HERE THIS PROXY IS SOLICITED BY THE BOARD OF THE FUND COMMON STOCK FOR AN ANNUAL MEETING OF SHAREHOLDERS, DECEMBER 18, 2007 The Annual Meeting of shareholders will be held Tuesday, December 18, 2007 at 10:00 a.m. Central time, in the 31st Floor conference room of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois. At this meeting, you will be asked to vote on the proposals described in the proxy statement attached. The undersigned hereby appoints Timothy R. Schwertfeger, Kevin J. McCarthy and Gifford R. Zimmerman, and each of them, with full power of substitution, proxies for the undersigned, to represent and vote the shares of the undersigned at the Annual Meeting of shareholders to be held on December 18, 2007, or any adjournment or adjournments thereof. WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED. AS AN ALTERNATIVE, PLEASE CONSIDER VOTING BY TELEPHONE AT (888) 221-0697 OR OVER THE INTERNET (www.proxyweb.com). Date: SIGN HERE EXACTLY AS NAME(S) APPEAR(S) ON LEFT. (Please sign in Box) NOTE: PLEASE SIGN YOUR NAME EXACTLY AS IT APPEARS ON THIS PROXY. IF SHARES ARE HELD JOINTLY, EACH HOLDER MUST SIGN THE PROXY. IF YOU ARE SIGNING ON BEHALF OF AN ESTATE, TRUST OR CORPORATION, PLEASE STATE YOUR TITLE OR CAPACITY. ETF-MN-A-DEC-CMV-MM

Please fill in box(es) as shown using black or blue ink or number 2 pencil. 0 X PLEASE DO NOT USE FINE POINT PENS. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. Properly executed proxies will be voted as specified. If no specification is made, such shares will be voted “FOR” each proposal. 1. Election of Board Members: FOR WITHHOLD Class I: NOMINEES listed at left AUTHORITY to vote for (01) Timothy R. Schwertfeger (except as marked to all nominees listed at left the contrary) (02) Judith M. Stockdale (03) Carole E. Stone 0 0 (INSTRUCTION: To withhold authority to vote for any individual nominee(s), write the number(s) of the nominee(s) on the line provided below.) 2. To transact such other business as may properly come before the Annual Meeting. PLEASE SIGN ON REVERSE SIDE ETF-MN-A-DEC-CMV-MM